UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2018

THEMAVEN, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-12471	68-0232575
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Fourth Avenue, Suite 200 Seattle, WA	98101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  775-600-2765

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction .2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

* Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into Material Definitive Agreement.

On October 18, 2018, TheMaven, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with two accredited investors, B. Riley FBR, Inc. (“B. Riley”) and an affiliated entity of B. Riley (the “Investors”), pursuant to which the Company issued to the Investors 10% Original Issue Discount (“OID”) Senior Secured Debentures (the “Debentures”) in the aggregate principal amount of $3,500,000, which after taking into account the 5% OID and legal fees and expenses of the Investors, resulted in the Company receiving net proceeds of $3,285,000.

The Debentures are due and payable on October 31, 2019 (the “Maturity Date”). Interest accrues on the Debentures at the rate of 10% per annum, payable on the earlier of conversion, redemption or the Maturity Date

The Debentures are convertible into shares of the Company’s common stock (“Common Stock”), at the option of the Investor at any time prior to the Maturity Date, at a conversion price of $1.00 per share, subject to adjustment for stock splits, stock dividends and similar transactions. If the Company does not perform certain of its obligations in a timely manner, it must pay liquidated damages to the Investors as set forth in the Debenture.

Upon the Company’s first equity or debt financing following the issuance of the Debentures (a “Subsequent Financing”), the Company has the option to redeem some or all of the outstanding principal amount of the Debentures for an amount equal to the principal amount (plus accrued but unpaid interest thereon) being redeemed plus any other amounts due under the Debentures. Otherwise, the Company may not prepay any portion of the principal amount of a Debenture without the prior written consent of the Investor.

The Debentures further provide that, subject to the Company exercising its rights to redeem the Debentures as described above, upon the consummation of the first Subsequent Financing, the Investors shall exchange the outstanding principal amount of the Debentures (plus accrued but unpaid interest thereon and all other amounts then due under the Debentures) for any securities or units (including warrants) issued in such Subsequent Financing on a $1.00 principal amount of Debenture for $1.00 new subscription amount basis based on the outstanding principal amount of the Debentures, along with any accrued but unpaid interest, and all other amounts then due under the Debentures.

As long as any portion of the Debentures remain outstanding, unless Investors holding at least 51% in principal amount of the then outstanding Debentures otherwise agree, the Company shall not, among other things enter into, incur, assume or guarantee any indebtedness, except for certain permitted indebtedness, as set forth in the Debentures.

The Company also issued Warrants (the “Warrants”) to the Investors to purchase up to 875,000 shares of the Company’s Common Stock. The Warrants are exercisable for a period of seven years at an initial exercise price of $1.00 per share, subject to customary anti-dilution adjustments. The Warrants also provide that upon the consummation of a Subsequent Financing, the $1.00 exercise price shall be adjusted to (i), in the event that security issued in such Subsequent Financing is Common Stock, 125% of the effective per share purchase price of the Common Stock in such Subsequent Financing, (ii), in the event that the security issued in such Subsequent Financing is a Common Stock equivalent, 100% of the effective per share purchase price of the Common Stock underlying the Common Stock equivalent issued in such Subsequent Financing, or (iii), in the event that the primary securities issued such Subsequent Financing includes a combination of Common Stock and Common Stock equivalents, the greater of (a) 125% of the effective per share purchase price of the Common Stock issued in such Subsequent Financing or (b) 100% of the effective per share purchase price of the Common Stock underlying the Common Stock equivalents. If at any time after the six-month anniversary of the issuance of the Warrants, there is no effective registration statement covering the re-sale of the shares of common stock underlying the Warrants, the Warrants may be exercised on a cash-less basis.

In addition, the Company and each of its subsidiaries (Maven Coalition, Inc., HubPages, Inc. and SM Acquisition Co., Inc.) entered into a Security Agreement (the “Security Agreement”) with the Investors, pursuant to which the Company and each subsidiary granted a security interest in all of the their respective assets to the Investors to secure the Company’s obligations under the Debentures and the Company’s subsidiaries entered into a Subsidiary Guarantee (the “Subsidiary Guarantee”) with the Investors pursuant to which each subsidiary, jointly and severally, guaranteed the Company’s obligations under the Debentures.

The foregoing is only a brief description of the respective material terms of the Purchase Agreement, the Debentures, the Warrants, the Security Agreement and the Subsidiary Guarantee, and is qualified in its entirety by reference to the Purchase Agreement, the form of Debenture the form of Warrant, the Security Agreement and the Subsidiary Guarantee that are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.02 — Unregistered Sales of Equity Securities.

The disclosure under Item 1.01 is incorporated herein by reference to the extent required.

The offer and sale of the Debentures, including the shares of Common Stock underlying the Debentures, and the Warrants, including the shares of Common Stock underlying Warrants (collectively, the “Securities”), have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Securities have been sold in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder. The Securities may not be offered or sold in the United States absent registration under or exemption from the Securities Act and any applicable state securities laws.

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated October 18 2018, between TheMaven, Inc. and each Investor

10.2	Form of Debenture

10.3	Form of Warrant

10.4	Security Agreement, dated October 18, 2018, among TheMaven, Inc., Maven Coalition, Inc., HubPages, Inc. and SM Acquisition Co., Inc. and each Investor

10.5	Subsidiary Guarantee, dated October 158, 2018, by Maven Coalition, Inc., HubPages, Inc. and SM Acquisition Co., Inc. in favor of each Investor

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THEMAVEN, INC.

Dated: October 24, 2018	By:	/s/ Josh Jacobs
Name: Josh Jacobs
Title: President